EXHIBIT 10.1

Note: Certain material has been omitted from this Second Amendment to Prime Vendor Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. [*****] indicates omitted material. The omitted material has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO PRIME VENDOR AGREEMENT

SECOND AMENDMENT, dated as of June 1, 2010 (“Second Amendment”) to the PRIME VENDOR AGREEMENT made as of July 1, 2009 and amended as of March 2010 (the “Existing PVA”) between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and Bioscrip, Inc., BioScrip Infusion Services, Inc., Chronimed LLC, Los Feliz Inc., Bioscrip Pharmacy Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PMB Services, LLC, Natural Living Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc, New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc, Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc, - Region I, South Mississippi Home Health, Inc. - Region II, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., and Option Health, Ltd (severally and collectively sometimes hereinafter referred to and obligated as “Customer”), on the other hand. Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing PVA.

ABDC and Customer have agreed to amend the Existing PVA, confirm the liability of each of the undersigned as a “Customer” under such agreement and modify certain other provisions of the Existing PVA. Accordingly, the parties hereto, intending to be legally bound, hereby further covenant and agree as follows:

1. Joinder and Assumption.

(a) Each of the undersigned not previously a party to the PVA hereby joins in, assumes and agrees to be bound by all terms, covenants and conditions set forth in the Existing PVA, as hereby amended (the same, as it may be further amended, supplemented or otherwise modified from time to time, the “PVA”), as if each such party were originally a party to the Existing PVA. Accordingly, effective immediately, each of the undersigned is and shall be deemed a Customer under the Existing PVA and all related instruments, agreements and documents.

(b) Each of the undersigned agrees to (i) cause each subsidiary or affiliate of the undersigned which may from and after the date hereof be acquired or formed by any of the undersigned to likewise join in, assume and agree to be bound by all terms, covenants and conditions set forth in the PVA and thereby become a Customer under the PVA and all related instruments, agreements and documents, and (ii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision and the PVA and all related instruments, agreements and documents.

(c) Without limiting the generality of the foregoing, each other of the undersigned grant, affirm and/or reaffirm (and shall cause each subsidiary or affiliate of the undersigned which may be acquired or formed by any of the undersigned to grant) a lien on and security interest in and to the Collateral (as hereinafter defined) by joining in and agreeing to be bound by the terms, covenants and conditions set forth in the PVA.

Notwithstanding anything to the contrary set forth in this Section 1 of the Existing PVA, the joinder of a Customer and the execution and exchange of documentation in connection therewith shall not be required with respect to any affiliate or subsidiary that is a party to a contract with a vendor of Inventory of a type which is available for purchase from ABDC until lawful termination of such contract; provided, however, that the undersigned and/or any such subsidiary or affiliate shall terminate (or cause termination of) such contract in accordance with its terms as quickly as commercially reasonable, without penalty, damages or other costs to such affiliate or subsidiary for such termination so that such affiliate or subsidiary may join in the PVA as soon after such termination as practicable.

2. Amendments to Existing PVA.

(a) Section 8 of the Existing PVA is amended by deleting “August 31, 2012” and replacing it with “December 31, 2014.

(b) The table in Section 1.A. of Exhibit 1 to the Existing PVA is deleted in its entirety and replaced with the following table:

Extended Semi-Monthly Monthly Pay (EFT) –[*****]
[*****]
Monthly Net Purchase Volume	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

(c) The following is added as Section 1.F. of Exhibit 1 to the Existing PVA:

[*****]

(d) The first sentence of Section 5.A. of Exhibit 1 to the Existing PVA is deleted in its entirety and replaced with the following:

Customer must comply with (i) Primary Vendor obligations under Section 1 of the Agreement, with Qualified Rx Net Purchases [*****] from June 1 to December 31, 2010 and [*****] per year for calendar years 2011, 2012, 2013 and 2014, and (ii) minimum Net Purchases [*****] under Paragraph 1(A)(4) of this Exhibit 1.

3. Governing Law. All questions concerning the validity or meaning of this Second Amendment, and the Existing PVA as amended by this Second Amendment or relating to the rights and obligations of the parties with respect to the performance hereunder or hereunder shall be construed and resolved under the laws of the State of New York, except to the extent that UCC provides for the application of the laws of the states of organization with respect to the perfection, priority and enforceability of the Collateral.

4. Existing PVA Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Existing PVA shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have had a duly authorized officer execute this Second Amendment to the Prime Vendor Agreement as of the date first listed above.

BIOSCRIP INC.	BIOSCRIP INFUSION SERVICES, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
CHRONIMED, LLC	LOS FELIZ INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
BIOSCRIP PHARMACY, INC.	BRADHURST SPECIALTY PHARMACY, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
BIOSCRIP PHARMACY (NY), INC.	BIOSCRIP PBM SERVICES, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
NATURAL LIVING, INC.	BIOSCRIP INFUSION SERVICES, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
BIOSCRIP NURSING SERVICES, LLC	BIOSCRIP INFUSION MANAGEMENT, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
CRITICAL HOMECARE SOLUTIONS, INC.	SPECIALTY PHARMA, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel

NEW ENGLAND HOME THERAPIES, INC.	DEACONESS ENTERPRISES, LLC,
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
INFUSION SOLUTIONS, INC	PROFESSIONAL HOME CARE SERVICES, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
WILCOX MEDICAL, INC.	DEACONESS HOMECARE, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
SOUTH MISSISSIPPI HOME REGIONAL HEALTH, INC.	AMBULATORY DIAGNOSTICS, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
ELK VALLEY PROFESSIONAL AFFILIATES, INC.	INFUSION PARTNERS, LLC,
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
KNOXVILLE HOME THERAPIES, LLC	SOUTH MISSISSIPPI HOME HEALTH, INC.-REGION I
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC. - REGION II	APPLIED HEALTH CARE, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
EAST GOSHEN PHARMACY, INC.	INFUSION PARTNERS OF BRUNSWICK, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
SCOTT WILSON, INC.	INFUSION PARTNERS OF MELBOURNE, LLC
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
ELK VALLEY HOME HEALTH CARE AGENCY, INC.	GERICARE, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
CEDAR CREEK HOME HEALTH CARE AGENCY, INC.	ELK VALLEY HEALTH SERVICES, INC.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel
NATIONAL HEALTH INFUSION, INC.	OPTION HEALTH, LTD.
By:/s/ Barry A. Posner	By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel	Name: Barry A. Posner Title: EVP and General Counsel

BIOSCRIP PHARMACY SERVICES, INC.
By:/s/ Barry A. Posner
Name: Barry A. Posner Title: EVP and General Counsel
AMERISOURCEBERGEN DRUG CORPORATION
By:/s/ Mitch Blumenfeld
Name: Mitch Blumenfeld Title: CFO